                                                                     Exhibit 1.2


                           DOMINION RESOURCES, INC.

                             _____ PREFERRED STOCK

                        _____ Shares of Preferred Stock

                            UNDERWRITING AGREEMENT
(with overallotment option which may be granted in the discretion of Dominion)

                                                         [Insert Date]



[Underwriters' Representatives]



Ladies and Gentlemen:

   Dominion Resources Inc., a Virginia corporation ("Dominion"), confirms its agreement with the underwriters named in Schedule II hereto, with respect to the issue and sale by Dominion and purchase by the Underwriters of ________ shares of its Preferred Stock (no par value) ("Preferred Stock") specified in Schedule I hereto (the "Firm Shares"), and the public offering thereof by the Underwriters under the terms specified in Schedule I hereto (the "Agreement"). In addition, Dominion proposes to grant to the Underwriters an option to purchase up to an additional ________ shares on the terms and for the purposes set forth in Section 4 (the "Option Shares"). The Firm Shares and the Option Shares, if purchased, are hereinafter collectively called the "Shares." Capitalized terms used herein without definition shall be used as defined in the Prospectus (as hereinafter defined).


   1.  Underwriters and Representative.  The term "Underwriters" as used herein
       -------------------------------
shall be deemed to mean the several persons, firms or corporations (including the Representative hereinafter mentioned) named in Schedule II hereto, and the term "Representative" as used herein shall be deemed to mean the representative to whom this Agreement is addressed, who by signing this Agreement represents that it has been authorized by the other Underwriters to execute this Agreement on their behalf and to act for them in the manner herein provided. If there shall be only one person, firm or corporation named in Schedule II hereto, the term "Underwriters" and the term "Representative" as used herein shall mean that person, firm or corporation. All obligations of the Underwriters hereunder are several and not joint. Any action under or in respect of this Agreement taken by the Representative will be binding upon all the Underwriters.

      2.  Description of the Preferred Stock. Schedule I specifies the aggregate
          ----------------------------------
number of the Firm Shares, Option Shares and the Shares, the initial public offering price thereof, the purchase price to be paid by the Underwriters to Dominion therefor, and any concession from the initial public offering price to be allowed to dealers or brokers, and sets forth the date, time and manner of delivery of the Firm Shares and payment therefor. The Shares will be issued from Dominion's authorized but unissued Preferred Stock.

      3.  Representations and Warranties of Dominion.  Dominion represents and
          ------------------------------------------
warrants to, and agrees with, the Underwriters that:

          (a) A registration statement, No. 333-______on Form S-3 for the registration of the Shares under the Securities Act of 1933, as amended (the "Securities Act"), heretofore filed with the Securities and Exchange Commission (the "Commission"), a copy of which as so filed has been delivered to you, has become effective. The registration statement, including all exhibits thereto, as amended through the date hereof, is hereinafter referred to as the "Registration Statement"; the prospectus relating to the Shares included in the Registration Statement, which prospectus is now proposed to be supplemented by a supplement relating to the Shares to be filed with the Commission under the Securities Act, as so supplemented, is hereinafter referred to as the "Prospectus". As used herein, the terms "Registration Statement", "prospectus" and "Prospectus" include all documents (including any Current Report on Form 8-K) incorporated therein by reference, and shall include any documents (including any Current Report on Form 8-K) filed after the date of such Registration Statement, prospectus or Prospectus and incorporated therein by reference from the date of filing of such incorporated documents (collectively, the Incorporated Documents).

          (b) No order suspending the effectiveness of the Registration Statement or otherwise preventing or suspending the use of the Prospectus has been issued by the Commission and is in effect and no proceedings for that purpose are pending before or, to the knowledge of Dominion, threatened by the Commission. The Registration Statement and the Prospectus comply in all material respects with the provisions of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act" and the rules, regulations and releases of the Commission thereunder (the Rules and Regulations) and, neither the Registration Statement on the Effective Date nor the Prospectus on the date hereof contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and, on the Closing Date, the Registration Statement and the Prospectus (including any amendments and supplements thereto) will conform in all respects to the requirements of the Securities Act and the Rules and Regulations, and neither of such documents will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided, that the foregoing representations and warranties in this Section 3(b) shall not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon information furnished herein or in writing to Dominion by the Underwriters or on the Underwriters' behalf through the Representative for use in the Registration Statement or Prospectus; and provided, further, that the foregoing representations and warranties are given on the basis that any statement contained in an Incorporated Document shall be deemed not to be contained in the Registration Statement or Prospectus if the statement has been modified or superseded by any statement in a subsequently filed Incorporated Document or in the Registration Statement or Prospectus or in any amendment or supplement thereto.

          (c) Except as reflected in, or contemplated by, the Registration Statement and Prospectus (exclusive of any amendments or supplements after the date hereof), since the respective most recent dates as of which information is given in the Registration Statement and Prospectus (exclusive of any amendments or supplements after the date hereof), there has not been any material adverse change or event which would result in a material adverse effect on the condition of Dominion and its subsidiaries taken as a whole, financial or otherwise (a Material Adverse Effect). Dominion and its subsidiaries taken as a whole has no material contingent financial obligation which is not disclosed in the Registration Statement and the Prospectus.

          (d) Deloitte & Touche LLP, who have certified certain of Dominion's financial statements filed with the Commission and incorporated by reference in the Registration Statement, and PricewaterhouseCoopers LLP, who have certified certain of Consolidated Natural Gas Company's financial statements filed with the Commission and incorporated by reference in the Registration Statement, are independent public accountants as required by the Securities Act and the rules and regulations of the Commission thereunder.

          (e) Virginia Electric and Power Company, Consolidated Natural Gas Company, Dominion Transmission, Inc. and Dominion Capital, Inc. are the only Significant Subsidiaries of Dominion as such term is defined in Rule 1-02 of Regulation S-X (when such Rule is applied to the pro forma fiscal year ended December 31, ____). All of the issued and outstanding capital stock of each Significant Subsidiary has been duly authorized and validly issued, is fully paid and nonassessable, and, with the exception of the outstanding preferred stock of Virginia Electric and Power Company which is owned by third parties, the capital stock of each Significant Subsidiary is owned by Dominion, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, claim, encumbrance or equitable right.

          (f) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated in this Agreement and in the Registration Statement (including the issuance and sale of the Shares and the use of the proceeds from the sale of the Shares as described in the Prospectus under the caption "Use Of Proceeds") and compliance by Dominion with its obligations under this Agreement, do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of Dominion or any subsidiary pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, to which Dominion or any subsidiary is a party or by which it or any of them may be bound, or to which any of the property or assets of Dominion or any subsidiary is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or bylaws of Dominion or any subsidiary, or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over Dominion or any subsidiary or any of their respective properties, assets or operations, and Dominion has full power and authority to authorize, issue and sell the Shares as contemplated by this Agreement.

          (g) The Shares have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights.

          (h) Dominion is not, and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be, an "investment company" or a company "controlled" by an "investment company" which is required to be registered under the Investment Company Act of 1940, as amended.


     4.   Public Offering.  On the basis of the representations and warranties
          ---------------
herein contained, but subject to the terms and conditions in this Agreement set forth, Dominion agrees to sell to each of the Underwriters, and each Underwriter agrees, severally and not jointly, to purchase from Dominion, at the price, place and time hereinafter specified, the total number of the Firm Shares set forth opposite the name of such Underwriter in Schedule II hereto. The Underwriters agree to make a public offering of their respective Firm Shares specified in Schedule II hereto at the initial public offering price specified in Schedule I hereto (the "Public Offering Price"). It is understood that after such initial offering the several Underwriters reserve the right to vary the offering price and further reserve the right to withdraw, cancel or modify such offering without notice.

     Dominion is further advised by the Underwriters that the Shares are to be offered by the Underwriters to the public initially at the price per share as specified in Schedule I and to certain dealers selected by the Representatives at a price that represents a concession under the Public Offering Price as specified in Schedule I, and that any Underwriter may allow, and such dealers may reallow, a concession, as specified in Schedule I, to any Underwriter or to certain other dealers. It is understood that after such initial offering the several Underwriters reserve the right to vary the offering price and further reserve the right to withdraw, cancel or modify such offering without notice.

     On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, Dominion agrees to sell to the Underwriters the Option Shares, and the Underwriters shall have a one-time right to purchase, severally and not jointly, all or part of the Option Shares at the Purchase Price. Option Shares may be purchased as provided in Section 5 hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. If any Option Shares are to be purchased, each Underwriter agrees, severally and not jointly, to purchase the number of Option Shares (subject to such adjustments to eliminate fractional shares as the Representative may determine) that bears approximately the same proportion to the total number of Option Shares to be purchased as the number of Firm Shares set forth in Schedule II hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

     Dominion shall not be obligated to deliver any of the Shares to be delivered on the First Closing Date (as hereinafter defined) or the Second Closing Date (as hereinafter defined), as the case may be, except upon payment for all the Shares to be purchased on such Closing Date as provided herein.

     5.  Time and Place of Closing.  Delivery of the Firm Shares to, and payment
         -------------------------
therefor by, the Representative for the accounts of the several Underwriters shall be made at the time, place and date specified in Schedule I or such other time, place and date as the Representative and Dominion may agree upon in writing, and subject to the provisions of Section 10 hereof. The hour and date of such delivery and payment are herein called the "First Closing Date", or the "Closing Date" as the context implies. On the Closing Date, Dominion, through the facilities of The Depository Trust Company ("DTC"), shall deliver or cause to be delivered a securities entitlement with respect to the Firm Shares to the Representative for the account of each Underwriter against payment of the purchase price by wire transfer of same-day funds to a bank account designated by Dominion. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Firm Shares shall be registered in the name of Cede & Co., as nominee for DTC.

     At any time on or before the thirtieth day after the date of this Agreement, the option granted in Section 4 may be exercised by written notice being given to Dominion by the Underwriters. Such notice shall set forth the aggregate number of Option Shares as to which the option is being exercised, the names in which the Option Shares are to be registered, the denominations in which the Option Shares are to be issued and the date and time, as determined by the Underwriters, when the Option Shares are to be delivered; provided, however, that this date and time shall not be earlier than the First Closing Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. The date and time the Option Shares are delivered are sometimes referred to as the "Second Closing Date" and the First Closing Date and the Second Closing Date are sometimes each referred to as a "Closing Date".

     Delivery of and payment for the Option Shares shall be made at the place specified pursuant to the first sentence of the first paragraph of this Section 5 (or at such other place as shall be determined by agreement between the Underwriters and Dominion) at 10:00 A.M., Richmond, Virginia time, on the Second Closing Date. On the Second Closing Date, Dominion, through the facilities of DTC, shall deliver or cause to be delivered a securities entitlement with respect to the Option Shares to the Representative for the account of each Underwriter against payment of the purchase price by wire transfer of same-day funds to a bank account designated by Dominion. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Option Shares shall be registered in the name of Cede & Co., as nominee of DTC.

     6.   Covenants of Dominion.  Dominion agrees that:
          ---------------------

          (a) If the Representative so requests, Dominion, at or prior to the Closing Date, will deliver to the Representative conformed copies of the Registration Statement as originally filed, including all exhibits, any related preliminary prospectus supplement, the Prospectus and all amendments and supplements to each such document, in each case as soon as available and in such quantities as are reasonably requested by the Representative. The Representative will be deemed to have made such a request for copies for each of the several Underwriters and _____________________, counsel to the Underwriters, with respect to any such documents that are not electronically available through the Commission's EDGAR filing system.

          (b) Dominion will pay all expenses in connection with (i) the preparation and filing by it of the Registration Statement and Prospectus,
     (ii) the preparation, issuance and delivery of the Shares, and (iii) the printing and delivery to the Underwriters in reasonable quantities of copies of the Registration Statement and the Prospectus (each as originally filed and as subsequently amended). Dominion also will pay all taxes, if any, on the issuance of the Shares. In addition, Dominion will pay the reasonable out of pocket expenses and disbursements of Underwriters' outside counsel, _____________________, in connection with the qualification of the Shares under state securities or blue sky laws or investment laws (if and to the extent such qualification is required by the Underwriters or Dominion).

          (c) If, during the time when a prospectus relating to the Shares is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, Dominion promptly will
     (i) notify the Representative to suspend solicitation of purchases of the Shares and (ii) at its expense, prepare and file with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. During the period specified above, Dominion will continue to prepare and file with the Commission on a timely basis all documents or amendments required under the Securities Exchange Act and the applicable rules and regulations of the Commission thereunder; provided, that Dominion shall not file such documents or amendments without also furnishing copies thereof to the Representative and _____________________ Any such documents or amendments which are electronically available through the Commission's EDGAR filing system shall be deemed to have been furnished by Dominion to the Representative and _____________________

          (d) Dominion will advise the Representative promptly of any proposal to amend or supplement the Registration Statement or the Prospectus and will afford the Representative a reasonable opportunity to comment on any such proposed amendment or supplement; and Dominion will also advise the Representative promptly of the filing of any such amendment or supplement and of the institution by the Commission of any stop order proceedings in respect of the Registration Statement or of any part thereof and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

          (e) Dominion will make generally available to its security holders, as soon as it is practicable to do so, an earnings statement of Dominion (which need not be audited) in reasonable detail, covering a period of at least 12 months beginning within three months after the effective date of the Registration Statement, which earnings statement shall satisfy the requirements of Section 11(a) of the Securities Act.

          (f) Dominion will furnish such information as may be lawfully required and otherwise cooperate in qualifying the Shares for offer and sale under the securities or blue sky laws of such states as the Representative may designate; provided, however, that Dominion shall not be required in any state to qualify as a foreign corporation, or to file a general consent to service of process, or to submit to any requirements which it deems unduly burdensome.

          (g) Fees and disbursements of _____________________ who are acting as counsel for the Underwriters (exclusive of fees and disbursements of such counsel which are to be paid as set forth in Section 6(b)), shall be paid by the Underwriters; provided, however, that if this Agreement is terminated in accordance with the provisions of Sections 7 or 8 hereof, Dominion shall reimburse the Representative for the account of the Underwriters for the amount of such fees and disbursements.

          (h) Dominion shall not (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any shares of

     Preferred Stock, or any security convertible into or exercisable or exchangeable for Preferred Stock, or file any Registration Statement under the Securities Act with respect to any of the foregoing (other than a shelf registration statement from which no such securities are offered) or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Shares or, any such securities convertible into or exercisable or exchangeable for Preferred Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Shares or such other securities, in cash or otherwise, for a period of 60 days from the date hereof without the prior written consent of the Representative, other than (A) pursuant to this Agreement; (B) any shares of Preferred Stock issued by Dominion upon exercise of an option, warrant, or the conversion of a security outstanding on the date hereof;
     (C) any shares of Preferred Stock issued, or options to purchase such shares granted, pursuant to any employee benefit plans, employee stock purchase plans, non-employee director stock plans, dividend reinvestment plans; (D) any issuance by Dominion of Preferred Stock in connection with acquisitions that close more than 60 days after the date hereof or any acquisition in which the party or parties receiving the Preferred Stock agree to be bound by the restrictions of this Section 6(h); (E) transactions by any person other than Dominion relating to Preferred Stock or other securities acquired in open market transactions after the completion of the offering of the Shares; (F) transfers by any person, other than Dominion, by gift, will or intestacy, or to affiliates or immediate family members, provided that the transferee agrees to be bound by the restrictions of this Section 6(h); (G) the filing by Dominion of a shelf registration statement from which Dominion will not offer any securities for a 60-day period after the date hereof; and (H) [INSERT OTHER APPROPRIATE EXCEPTIONS].

          (i) To use its best efforts to complete the listing of the Preferred Stock to be issued and sold pursuant to this Agreement on the New York Stock Exchange, Inc., subject only to official notice of issuance and evidence of satisfactory distribution.

     7.   Conditions of Underwriters' Obligations; Termination by the
          -----------------------------------------------------------
Underwriters.
------------

          (a) The obligations of the Underwriters to purchase and pay for the Shares on any Closing Date shall be subject to the following conditions on such Closing Date:

               (i) No stop order suspending the effectiveness of the Registration Statement shall be in effect on the Closing Date and no proceedings for that purpose shall be pending before, or to the knowledge of Dominion threatened by, the Commission on such date. The Representative shall have received, prior to payment for the Shares, a certificate dated the Closing Date and signed by the President or any Vice President of Dominion to the effect that no such stop order is in effect and that no proceedings for such purpose are pending before or, to the knowledge of Dominion, threatened by the Commission.

               (ii) At the Closing Date an order or orders of the Commission pursuant to the Holding Company Act permitting the issuance and sale of the Shares shall be in full force and effect and all provisions of such order or orders heretofore entered are deemed acceptable to the Representative and Dominion, and all provisions of such order or orders hereafter entered shall be deemed acceptable to the Representative and Dominion unless within 24 hours after receiving a copy of any such order either shall give notice to the other to the effect that such order contains an unacceptable provision.

               (iii) At the Closing Date the Representative shall receive, on behalf of the several Underwriters, the opinions of McGuireWoods LLP, counsel to Dominion, _____________________, counsel to the Underwriters, and Dominion's General Counsel, substantially in the forms attached hereto as Schedules III, IV, and V respectively.

               (iv) The Representative shall have received from Deloitte & Touche LLP, on the date of this Agreement and on the Closing Date, with respect to Dominion, [and from PricewaterhouseCoopers LLP, on the date of this Agreement, with respect to Consolidated Natural Gas Company for periods ending not later than December 31, 1999], a letter addressed to the Representative, dated the date of this Agreement and the Closing Date with respect to Deloitte & Touche LLP, and dated the date of this Agreement with respect to PricewaterhouseCoopers LLP, containing statements and information of the type ordinarily included in accountants' SAS 72 "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Prospectus, including the pro-forma financial information.

               (v) Subsequent to the execution of this Agreement and prior to the Closing Date, (A) except as reflected in, or contemplated by, the Registration Statement and the Prospectus (exclusive of amendments or supplements after the date hereof), and except for the sales of Dominion's Preferred Stock as contemplated in Section 6(h) above, there shall not have occurred (1) any change in the Preferred Stock or long-term debt of Dominion (other than a decrease in the aggregate principal amount of such debt outstanding), (2) any material adverse change in the general affairs, financial condition or earnings of Dominion and its subsidiaries taken as a whole or (3) any material transaction entered into by Dominion or a Significant Subsidiary other than a transaction in the ordinary course of business or a transaction which has been disclosed in the Prospectus, the effect of which in each such case in the reasonable judgment of the Representative is so material and so adverse that it makes it impracticable to proceed with the public offering or delivery of the Shares on the terms and in the manner contemplated in the Prospectus and this Agreement, or (B) there shall not have occurred (1) a downgrading in the rating accorded Dominion's senior unsecured notes, or securities that are pari passu to Dominion's senior unsecured notes, by any "nationally recognized statistical rating organization" (as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities
          Act) and no such organization shall have given any notice of any intended or potential downgrading or of any review for a possible change with possible negative implications in its ratings of such securities, (2) any general suspension of trading in securities on the New York Stock Exchange or any limitation on prices for such trading or any restrictions on the distribution of securities established by the New York Stock Exchange or by the Commission or by any federal or state agency or by the decision of any court, (3) a suspension of trading of any securities of Dominion on the New York Stock Exchange,
          (4) a banking moratorium declared either by federal or New York State authorities or (5) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by the United States Congress or any other substantial national or international calamity or crisis resulting in the declaration of a national emergency, or if there has occurred any material adverse change in the financial markets, the effect of which outbreak, escalation, declaration, calamity, crisis or material adverse change, in the reasonable judgment of the Representative, makes it impracticable to proceed with the public offering or delivery of the Shares on the terms and in the manner contemplated in the Prospectus and in this Agreement.

               (vi) On the Closing Date, the representations and warranties of Dominion in this Agreement shall be true and correct as if made on and as of such date, and Dominion shall have performed all obligations and satisfied all conditions required of it under this Agreement; and, at the Closing Date, the Representative shall have received a certificate to such effect signed by the President or any Vice President of Dominion.

               (vii) All legal proceedings to be taken in connection with the issuance and sale of the Shares shall have been satisfactory in form and substance to _____________________

          (b) In case any of the conditions specified above in Section 7(a) shall not have been fulfilled, this Agreement may be terminated by the Representative upon mailing or delivering written notice thereof to Dominion; provided, however, that in case the conditions specified in subsections 7(a)(v) and (vi) shall not have been fulfilled, this Agreement may not be so terminated by the Representative unless Underwriters who have agreed to purchase in the aggregate 50% or more of the total number of the Shares shall have consented to such termination and the aforesaid notice shall so state. Any such termination shall be without liability of any party to any other party except as otherwise provided in Section 9 and Sections 6(b), 6(g) and 7(c) hereof.

          (c) If this Agreement shall be terminated by the Representative pursuant to Section 7(b) above or because of any failure or refusal on the part of Dominion to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason Dominion shall be unable to perform its obligations under this Agreement, then in any such case, Dominion will reimburse the Underwriters, severally, for all out-of-pocket expenses (in addition to the fees and disbursements of their outside counsel as provided in Section 6(g)) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder and, upon such reimbursement, Dominion shall be absolved from any further liability hereunder, except as provided in Section 6(b) and Section 9.

     8.   Conditions of the Obligation of Dominion.  The obligation of Dominion
          ----------------------------------------
to deliver the Shares shall be subject to the conditions set forth in the first sentence of Section 7(a)(i) and in Section 7(a)(ii). In case said conditions shall not have been fulfilled, this Agreement may be terminated by Dominion by mailing or delivering written notice thereof to the Representative. Any such termination shall be without liability of any party to any other party except as otherwise provided in Sections 6(b), 6(g), 9 and 10 hereof.

     9.   Indemnification and Contribution.  (a)  Dominion agrees to indemnify
          --------------------------------
and hold harmless each Underwriter and each person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Securities Exchange Act, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Securities Exchange Act, or any other statute or common law and to reimburse each such Underwriter and controlling person for any legal or other expenses (including, to the extent hereinafter provided, reasonable outside counsel fees) incurred by them in connection with investigating or defending any such losses, claims, damages, or liabilities, or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, or in either such document as amended or supplemented (if any amendments or supplements thereto shall have been furnished), or any Preliminary Prospectus (if and when used prior to the effective date of the Registration Statement), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that the foregoing agreement, insofar as it relates to any Preliminary Prospectus, shall not inure to the benefit of any Underwriter (or to the benefit of any person who controls such Underwriter) on account of any losses, claims, damages or liabilities arising out of the sale of any of the Shares by such Underwriter to any person if it shall be established that a copy of the Prospectus, excluding any documents incorporated by reference (as supplemented or amended, if Dominion shall have made any supplements or amendments which have been furnished to the Representative), shall not have been sent or given by or on behalf of such Underwriter to such person at or prior to the written confirmation of the sale to such person in any case where such delivery is required by the Securities Act and Dominion satisfied its obligations pursuant to Section 6(a) hereof, if the misstatement or omission leading to such loss, claim, damage or liability was corrected in the Prospectus (excluding any documents incorporated by reference) as amended or supplemented, and such correction would have cured the defect giving rise to such loss, claim, damage, or liability; and provided further, however, that the indemnity agreement contained in this Section 9(a) shall not apply to any such losses, claims, damages, liabilities, expenses or actions arising out of or based upon any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon information furnished herein or otherwise in writing to Dominion by or on behalf of any Underwriter for use in the Registration Statement or any amendment thereto, in the Prospectus or any supplement thereto, or in any Preliminary Prospectus. The indemnity agreement of Dominion contained in this Section 9(a) and the representations and warranties of Dominion contained in Section 3 hereof shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or any such controlling person, and shall survive the delivery of the Shares.

     (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless Dominion, its officers and directors, and each person who controls any of the foregoing within the meaning of Section 15 of the Securities Act or
Section 20(a) of the Securities Exchange Act, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Securities Exchange Act, or any other statute or common law and to reimburse each of them for any legal or other expenses (including, to the extent hereinafter provided, reasonable outside counsel fees) incurred by them in connection with investigating or defending any such losses, claims, damages or liabilities or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, or in either such document as amended or supplemented (if any amendments or supplements thereto shall have been furnished), or any Preliminary Prospectus (if and when used prior to the effective date of the Registration Statement), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished herein or in writing to Dominion by or on behalf of such Underwriter for use in the Registration Statement or the Prospectus or any amendment or supplement to either thereof, or any Preliminary Prospectus. The indemnity agreement of the respective Underwriters contained in this Section 9(b) shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of Dominion or any such controlling person, and shall survive the delivery of the Shares.

     (c) Dominion and each of the Underwriters agrees that, upon the receipt of notice of the commencement of any action against Dominion or any of its officers or directors, or any person controlling Dominion, or against such Underwriter or controlling person as aforesaid, in respect of which indemnity may be sought on account of any indemnity agreement contained herein, it will promptly give written notice of the commencement thereof to the party or parties against whom indemnity shall be sought hereunder, but the omission so to notify such indemnifying party or parties of any such action shall not relieve such indemnifying party or parties from any liability which it or they may have to the indemnified party otherwise than on account of such indemnity agreement. In case such notice of any such action shall be so given, such indemnifying party shall be entitled to participate at its own expense in the defense or, if it so elects, to assume (in conjunction with any other indemnifying parties) the defense of such action, in which event such defense shall be conducted by counsel chosen by such indemnifying party (or parties) and satisfactory to the indemnified party or parties who shall be defendant or defendants in such action, and such defendant or defendants shall bear the fees and expenses of any additional outside counsel retained by them; provided that, if the defendants (including impleaded parties) in any such action include both the indemnified party and the indemnifying party (or parties) and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party (or parties), the indemnified party shall have the right to select separate counsel to assert such legal defenses and to participate otherwise in the defense of such action on behalf of such indemnified party. The indemnifying party shall bear the reasonable fees and expenses of outside counsel retained by the indemnified party if (i) the indemnified party shall have retained such counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to one local counsel), representing the indemnified parties under
Section 9(a) or 9(b), as the case may be, who are parties to such action), (ii) the indemnifying party shall have elected not to assume the defense of such action, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the commencement of the action, or (iv) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. Notwithstanding the foregoing sentence, an indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent (such consent not to be unreasonably withheld), but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which indemnification may be sought hereunder (whether or not the indemnified party is an actual or potential party to such a proceeding), unless such settlement (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and (ii) does not include a statement as to or an admission of fault, culpability or failure to act by or on behalf of any indemnified party.

     (d) If the indemnification provided for in this Section 9(a) or 9(b) is unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of Dominion, on the one hand, and of the Underwriters, on the other, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations, including relative benefit. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading relates to information supplied by Dominion on the one hand or by the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Dominion and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 9(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 9(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations under this Section 9(d) to contribute are several in proportion to their respective underwriting obligations and not joint. The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

          10.  Termination.  If any one or more of the Underwriters shall fail
               -----------
or refuse to purchase the Shares which it or they have agreed to purchase hereunder, and the aggregate number of the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the total number of Shares, then the other Underwriters shall be obligated severally in the proportions which the total number of the Shares set forth opposite their respective names in Schedule II bears to the aggregate underwriting obligations of all non-defaulting Underwriters, or in such other proportions as the Underwriters may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase. If any Underwriter or Underwriters shall so fail or refuse to purchase the Shares and the total number of the Shares with respect to which such default occurs is more than one-tenth of the total number of the Shares and arrangements satisfactory to the Underwriters and Dominion for the purchase of such Shares are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter (except as provided in Section 6(g) and Section 9) or of Dominion (except as provided in
Section 6(b) and Section 9). In any such case not involving a termination, either the Representative or Dominion shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this Section 10 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

          11.  Representations, Warranties and Agreements to Survive Delivery.
               --------------------------------------------------------------
All representations, warranties and agreements contained in this Agreement or contained in certificates of officers of Dominion submitted pursuant hereto shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person of any Underwriter, or by or on behalf of Dominion, and shall survive delivery of the Shares.

          12.  Miscellaneous.  The validity and interpretation of this Agreement
               -------------
shall be governed by the laws of the State of New York. This Agreement shall inure to the benefit of Dominion, the Underwriters and, with respect to the provisions of Section 9 hereof, each controlling person and each officer and director of Dominion referred to in Section 9, and their respective successors, assigns, executors and administrators. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. The term "successors" as used in this Agreement shall not include any purchaser, as such, of any of the Shares from any of the several Underwriters.

          13.  Notices.  All communications hereunder shall be in writing and if
               -------
to the Underwriters shall be mailed, telecopied or delivered to the Representative at the address set forth on Schedule I hereto, or if to Dominion shall be mailed, telecopied or delivered to it, attention of Treasurer, Dominion Resources, Inc., 120 Tredegar Street, Richmond, Virginia 23219 (facsimile number: (804) 819-2211).

          Please sign and return to us a counterpart of this letter, whereupon this letter will become a binding agreement between Dominion and the several Underwriters in accordance with its terms.

                                        DOMINION RESOURCES, INC.



                                        By:_________________________________
                                           Name:
                                           Title:

The foregoing agreement is
hereby confirmed and accepted,
as of the date first above
written.

_______________________________
          acting individually and as Representative of the Underwriters named in Schedule II hereto


By: _______________________________


________________________________
Authorized Signatory
Name:
Title:

                                  SCHEDULE I


Total Number of Shares Being Offered:  _____ Shares

Purchase Price per Share:  $  ___

Total Purchase Price:  $  _______

Time of Delivery:  _______, 10:00 A.M.

Closing Location:  One James Center
                   901 East Cary Street
                   Richmond, VA  23219

The specimen of the Shares will be available for your inspection at:

                   One James Center
                   901 East Cary Street
                   Richmond, VA  23219

Address for Notices:

                   [Underwriters' Representative Contact Information]


with a copy of any notice pursuant to Section 9(c) also sent to:

                   [Underwriters' Counsel Contact Information]

                                  SCHEDULE II



                                                  Number of Shares
Underwriter                                       to be Purchased
-----------                                       ---------------


                                                  ___________

                                 Total:

                                 SCHEDULE  III

                           PROPOSED FORM OF OPINION

                                      OF

                            [UNDERWRITERS' COUNSEL]



                         Re:  DOMINION RESOURCES, INC.
                        _____ Preferred Stock Offering

                                _____ __, _____


[Underwriters' Representative]


Ladies and Gentlemen:


          We have acted as counsel for you (the "Underwriters") in connection with the purchase today by you severally of _______ shares (the "Shares") of the Preferred Stock (no par value) of Dominion Resources, Inc., a Virginia corporation (the "Company"), pursuant to the terms of an underwriting agreement dated ____________, 200__ (the "Underwriting Agreement") among Dominion and you. This letter is being delivered to you pursuant to the provisions of Section 7(a)(iii) of the Underwriting Agreement. Terms used in this letter which are not defined herein but which are defined, either directly or by cross-reference, in the Underwriting Agreement are used herein with the respective meanings assigned to such terms in the Underwriting Agreement. We have examined originals, or copies certified to our satisfaction of such corporate records of Dominion, indentures, agreements and other instruments, certificates of public officials, certificates of officers and representatives of Dominion, and other documents, as we have deemed necessary as a basis for the opinions hereinafter expressed. As to various questions of fact material to such opinions, we have, when relevant facts were not independently established, relied upon certifications by officers of Dominion and other appropriate persons and statements contained in the Registration Statement hereinafter mentioned. All legal proceedings taken as of the date hereof in connection with the transactions contemplated by the Underwriting Agreement have been satisfactory to us.

          In addition, we attended the closing held today at the offices of McGuireWoods LLP, One James Center, Richmond, Virginia, at which Dominion satisfied the conditions contained in Section 7 of the Underwriting Agreement that are required to be satisfied as of the Closing Date.

Based upon the foregoing, and having regard to legal considerations that we deem relevant, we are of the opinion that:

                                     III-1

          1. Dominion is a corporation duly incorporated and existing as a corporation in good standing under the laws of Virginia, and has the corporate power to transact its business as described in the Prospectus.

          2. The Underwriting Agreement has been duly authorized by all necessary corporate action and has been duly executed and delivered by Dominion.

          3. The Shares have been duly authorized and are validly issued, fully paid and non-assessable; and .

          4. The Registration Statement (Reg. No. 333-_____) with respect to the Shares filed pursuant to the Securities Act, has become effective and remains in effect at this date, and the Prospectus may lawfully be used for the purposes specified in the Securities Act in connection with the offer for sale and the sale of the Shares in the manner therein specified.

          5. The Registration Statement and the Prospectus (except the financial statements incorporated by reference therein, as to which we express no opinion) appear on their face to be appropriately responsive in all material respects to the requirements of the Securities Act, and to the applicable rules and regulations of the Commission thereunder.

          6. As to the statements relating to the Shares under DESCRIPTION OF CAPITAL STOCK--PREFERRED STOCK in the prospectus initially filed as part of the Registration Statement, as supplemented by the statements under the DESCRIPTION OF PREFERRED STOCK in the Prospectus Supplement dated _______ , 200_ (the Prospectus Supplement), we are of the opinion that the statements are accurate and do not omit any material fact required to be stated therein or necessary to make such statements not misleading. As to the statistical statements in the Registration Statement (which includes the Incorporated Documents), we have relied solely on the officers of Dominion. As to the other matters, we have not undertaken to determine independently the accuracy or completeness of the statements contained or incorporated by reference in the Registration Statement or in the Prospectus. We accordingly assume no responsibility for the accuracy or completeness of the statements made in the Registration Statement except as stated above in regard to the above captions. We note that we were not involved in the preparation of the Registration Statement or the prospectus initially filed as part thereof, and that the Incorporated Documents were prepared and filed by Dominion without our participation. We have, however, participated in conferences with counsel for and representatives of Dominion in connection with the preparation of the Prospectus Supplement, and we have reviewed the Incorporated Documents and such of the corporate records of Dominion as we deemed advisable. None of the foregoing disclosed to us any information that gives us reason to believe that the Registration Statement (except the financial statements incorporated by reference therein, as to which we express no opinion) contained on the date the Registration Statement became effective, or the Prospectus contained on the date it was issued, or that the Registration Statement or the

                                     III-2

     Prospectus now contains, any untrue statement of a material fact or omitted on said date or now omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The foregoing opinion is given on the basis that any statement contained in an Incorporated Document shall be deemed not to be contained in the Registration Statement or Prospectus if the statement has been modified or superseded by any statement in a subsequently filed Incorporated Document or in the Registration Statement or Prospectus.

          9. An appropriate order of the Securities and Exchange Commission (the Commission) with respect to the sale of the Shares under the Public Utility Holding Company Act of 1935, as amended, has been issued, and such order remains in effect at this date and constitutes valid and sufficient authorization for the sale of the Shares as contemplated by the Underwriting Agreement. No approval or consent by any public regulatory body, other than such order and notification of effectiveness by the Commission, is legally required in connection with the sale of the Shares as contemplated by the Underwriting Agreement (except to the extent that compliance with the provisions of securities or blue sky laws of certain states may be required in connection with the sale of the Shares in such states) and the carrying out of the provisions of the Underwriting Agreement.

     We do not purport to express an opinion on any laws other than those of the Commonwealth of Virginia, the State of New York and the United States of America. This opinion may not be relied upon by, nor may copies be delivered to, any person without our prior written consent.


                                 Very truly yours,

                                 [UNDERWRITERS' COUNSEL]


                                     III-3

                                 SCHEDULE  IV

                           PROPOSED FORM OF OPINION

                                      OF

                               MCGUIREWOODS LLP
                               One James Center
                             901 East Cary Street
                           Richmond, Virginia  23219


                         Re:  DOMINION RESOURCES, INC.
                        _____ Preferred Stock Offering

                                _____ __, _____



[Underwriters' Representative]


Ladies and Gentlemen:


     We have acted as counsel to Dominion Resources, Inc., a Virginia corporation (the "Company"), in connection with the issuance and sale by Dominion of ____ shares (the "Shares") of its Preferred Stock (no par value) pursuant to an underwriting agreement dated ____________, 200__ (the "Underwriting Agreement") among Dominion and ____________(the "Underwriters"), and the several other underwriters named therein. This opinion is rendered pursuant to the provisions of Section 7(a)(iii) of the Underwriting Agreement, and, except a set forth herein, the terms used herein which are defined in the Underwriting Agreement have the same meanings as they have in the Underwriting Agreement.


          We have examined originals, or copies certified to our satisfaction, of such corporate records of Dominion, indentures, agreements, and other instruments, certificates of public officials, certificates of officers and representatives of Dominion, and other documents, as we have deemed it necessary to require as a basis for the opinions hereinafter expressed. As to various questions of fact material to such opinions, we have, when relevant facts were not independently established, relied upon certifications by officers of Dominion and other appropriate persons and statements contained in the Registration Statement hereinafter mentioned. All legal proceedings taken as of the date hereof in connection with the transactions contemplated by the Underwriting Agreement have been satisfactory to us.

          On this basis we are of the opinion that:

          1. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign (other than those required under the Public Utility Holding Company Act of 1935, the Securities Act and the Rules and Regulations, which have been obtained, or as may be required under the securities or blue sky laws of the various states) is necessary or required in connection with the due authorization, execution and delivery of the Underwriting Agreement or the due execution, delivery or performance of the by Dominion or for the offering, issuance, sale or delivery of the Shares. An appropriate order of the Securities and Exchange Commission (the Commission) with respect to the sale of the Shares under the Public Utility Holding Company Act of 1935, as amended, has been issued, and such order remains in effect at this date and constitutes valid and sufficient authorization for the sale of the Shares as contemplated by the Underwriting Agreement.

          2. The Shares have been duly authorized and are validly issued, fully paid and non-assessable; and .

          3. The Registration Statement (Reg. No. 333-_____) with respect to the Shares filed pursuant to the Securities Act, has become effective and remains in effect at this date, and the Prospectus may lawfully be used for the purposes specified in the Securities Act in connection with the offer for sale and the sale of the Shares in the manner therein specified.

          4. The Registration Statement and the Prospectus (except the financial statements incorporated by reference therein, as to which we express no opinion) appear on their face to be appropriately responsive in all material respects to the requirements of the Securities Act, and to the applicable rules and regulations of the Commission thereunder.

          5. As to the statements relating to the Shares under DESCRIPTION OF CAPITAL STOCK--PREFERRED STOCK in the prospectus initially filed as part of the Registration Statement, as supplemented by the statements under the DESCRIPTION OF PREFERRED STOCK in the Prospectus Supplement dated _______ , 200_ (the Prospectus Supplement), we are of the opinion that the statements are accurate and do not omit any material fact required to be stated therein or necessary to make such statements not misleading.

          6. We have participated in conferences with officers and other representatives of Dominion and representatives of the Underwriters at which the contents of the Registration Statement and the Prospectus were discussed and we have consulted with officers and other employees of Dominion to inform them of the disclosure requirements of the Securities Act. We have examined various reports, records, contracts and other documents of Dominion and orders and instruments of public officials, which our investigation led us to deem pertinent. In addition, we attended the due diligence meetings with representatives of Dominion and the closing at which Dominion satisfied the conditions contained in Section 7 of the Underwriting Agreement. We have not, however, undertaken to make any independent review of the other records of Dominion which our investigation did not lead us to deem pertinent. As to the statistical statements in the Registration Statement, we have relied solely on the officers of

Dominion. We accordingly assume no responsibility for the accuracy or completeness of the statements made in the Registration Statement, except as stated above in regard to the captions in the opinion in the preceding paragraph. But such conferences, consultation, examination and attendance disclosed to us no information with respect to such other matters that gives us reason to believe that the Registration Statement contained on the date the Registration Statement became effective, or the Prospectus contained on the date it was issued, or that the Registration Statement or the Prospectus contains now, any untrue statement of a material fact or omitted on said date or omits now to state a material fact required to be stated therein or necessary to make the statements therein not misleading. We are of the opinion that the Registration Statement (excepting the financial statements incorporated therein by reference, as to which we express no opinion) complies as to form in all material respects with all legal requirements. The foregoing opinion is given on the basis that any statement contained in an Incorporated Document shall be deemed not to be contained in the Registration Statement or Prospectus if the statement has been modified or superseded by any statement in a subsequently filed Incorporated Document or in the Registration Statement or Prospectus.

          We do not purport to express an opinion on any laws other than those of the Commonwealth of Virginia, the State of New York and the United States of America. This opinion may not be relied upon by, nor may copies be delivered to, any person without our prior written consent.


                              Yours very truly,

                              MCGUIREWOODS LLP

                                  SCHEDULE V

                           PROPOSED FORM OF OPINION

                                      OF

                              GENERAL COUNSEL OF
                           DOMINION RESOURCES, INC.

                              120 Tredegar Street
                              Richmond, VA 23219


                         Re:  DOMINION RESOURCES, INC.

                         Re:  DOMINION RESOURCES, INC.
                        _____ Preferred Stock Offering

                                _____ __, _____



[Underwriters' Representative]



Ladies and Gentlemen:

          The arrangements for issuance of up to ___,000,000 shares of Preferred Stock (the Shares), of Dominion Resources, Inc. (Dominion), pursuant to an Underwriting Agreement dated _______ ___, 200_, by and between Dominion and the Underwriters listed on Schedule II as attached thereto (the Underwriting Agreement), have been taken under my supervision as Vice President and General Counsel of Dominion. Terms not otherwise defined herein have the meanings set forth in the Underwriting Agreement.

          As Vice President and General Counsel of Dominion, I have general responsibility over the attorneys within Dominion's Legal Department responsible for rendering legal counsel to Dominion regarding corporate, financial, securities, and other matters. I am generally familiar with the organization, business and affairs of Dominion. I am also familiar with the proceedings taken and proposed to be taken by Dominion in connection with the offering and sale of the Shares, and I have examined such corporate records, certificates and other documents and such questions of the law as I have considered necessary or appropriate for the purposes of this opinion. In addition, I have responsibility for supervising lawyers who may have been asked by me or others to review legal matters arising in connection with the offering and sale of the Shares. Accordingly, some of the matters referred to herein have not been handled personally by me, but I have been made familiar with the facts and circumstances and the applicable law, and the opinions herein expressed are my own or are opinions of others in which I concur.

          On this basis I am of the opinion that:

          1. Dominion has been duly incorporated and is validly existing as a corporation in good standing under the laws of Virginia, and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under the Underwriting Agreement; and Dominion is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not result in a Material Adverse Effect.

          2. Each Significant Subsidiary of Dominion has been duly incorporated and is validly existing as a corporation in good standing under the respective laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not result in a Material Adverse Effect.

          3. The Underwriting Agreement has been duly authorized, executed and delivered by Dominion.

          4. There are no actions, suits or proceedings pending or, to the best of my knowledge, threatened, to which Dominion or one of its subsidiaries is a party or to which any of Dominion's or any of its subsidiaries' properties is subject other than any proceedings described in the Prospectus and proceedings which I believe are not likely to have a material adverse effect on the power or ability of Dominion to perform its obligations under the Underwriting Agreement or to consummate the transactions contemplated thereby or by the Prospectus.

          I am a member of the Bar of the Commonwealth of Virginia and I do not purport to express an opinion on any laws other than those of the Commonwealth of Virginia and the United States of America. This opinion may not be relied upon by, nor may copies be delivered to, any person without our prior written consent. I do not undertake to advise you of any changes in the opinions expressed herein resulting from matters that may hereinafter arise or that may hereinafter be brought to my attention.

                              Yours very truly,


                                      V-2